                                                                EXHIBIT 99.1




                               SOURCE MEDIA, INC.

                             LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE ITS
                  13-1/2% SENIOR PIK PREFERRED STOCK THAT HAS
                BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                       13-1/2% SENIOR PIK PREFERRED STOCK


       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
            NEW YORK CITY TIME, ON __________, 1998, UNLESS EXTENDED
                            (THE "EXPIRATION DATE")

                                EXCHANGE AGENT:
                       U.S. TRUST COMPANY OF TEXAS, N.A.


By Mail:                                                    By Overnight Courier:
ChaseMellon Shareholder Services, LLC                       ChaseMellon Shareholder Services, LLC
Attn:  David Cary                                           Attn:  David Cary
P.O. Box
Dallas, Texas 75201                                         Dallas, Texas 7520

By Hand:                                                    By Facsimile Transmission:
                                                            (for Eligible Institutions only)
ChaseMellon Shareholder Services, LLC                       ChaseMellon Shareholder Services, LLC
Attn:  David Cary                                           Attn:  David Cary
Dallas, Texas 75201                                         (214)
       or                                                   Confirm by Telephone:
ChaseMellon Shareholder Services, LLC                       (214)



New York, New York


      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned hereby acknowledges receipt and review of the Prospectus dated ______________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of Source Media, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange up to $20,000,000 aggregate liquidation preference of its 13-1/2% Senior PIK Preferred Stock (the "Exchange Preferred") that has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like aggregate principal amount of its outstanding 13-1/2% Senior PIK Preferred Stock (the "Outstanding Preferred"). The terms of the Exchange Preferred are identical in all material respects to the terms of the Outstanding Preferred, except for certain transfer restrictions and registration rights relating to the Outstanding Preferred and except for certain provisions providing for an increase in the dividend rate on the Outstanding Preferred under certain circumstances relating to the timing of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. The Company shall make a public announcement of any extension of the Exchange Offer prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter of Transmittal is to be used by a holder of Outstanding Preferred if either (i) certificates for such Outstanding Preferred are to be forwarded herewith or (ii) delivery of Outstanding Preferred is to be made by book-entry transfer of such Outstanding Preferred into the Exchange Agent's account at the book-entry transfer facility system (the "Book-Entry Transfer Facility") of The Depository Trust Company (the "Depository") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred." Holders of Outstanding Preferred who wish to tender their Outstanding Preferred and whose Outstanding Preferred is not immediately available or who cannot complete the procedures for book-entry transfer or deliver this Letter of Transmittal or other required documents to the Exchange Agent prior to the Expiration Date must tender their Outstanding Preferred according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred--Guaranteed Delivery." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The term "holder" with respect to the Exchange Offer means (i) any person in whose name Outstanding Preferred is registered on the books of the Company,
(ii) any other person who has obtained a properly completed bond power from the registered holder or (iii) any person whose Outstanding Preferred is held of record by the Depository who desires to deliver such Outstanding Preferred by book-entry transfer at the Depository. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Preferred must complete this Letter of Transmittal in its entirety.

      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

      THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the Outstanding Preferred to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


==============================================================================================================
                                 DESCRIPTION OF OUTSTANDING PREFERRED TENDERED

      Name(s) and Address(es) of Registered
    Holder(s) Exactly as Name(s) Appear(s) on
     Outstanding Preferred (Please Fill In,          Registered                             Number of Shares
                    If Blank)                        Number(s)*        Number of Shares        Tendered**
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------

 *     Need not be completed by book-entry holders.
 **    Unless otherwise indicated, any tendering holder of Outstanding
       Preferred will be deemed to have tendered the entire aggregate liquidation preference represented by such Outstanding Preferred. All partial tenders must be in multiples of 40 shares.
================================================================================


--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED OUTSTANDING PREFERRED IS ENCLOSED HEREWITH.
--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED OUTSTANDING PREFERRED IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              ------------------------------------------------
Account Number:
               ---------------------------------------------------------------
Transaction Code Number:
                        ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED OUTSTANDING PREFERRED IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE
      FOLLOWING:


Name(s) of Registered Holder(s) of Outstanding Notes:
                                                      ------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    --------------------------

Window Ticket Number (if available):
                                     -----------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       -----------------------

Account Number (if delivered by book-entry transfer):
                                                      ------------------------

--------------------------------------------------------------------------------
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

Name:
     -------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

      Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Outstanding Preferred indicated above. Subject to and effective upon the acceptance for exchange of the Outstanding Preferred tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Outstanding Preferred tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Preferred with full power of substitution to (i) deliver such Outstanding Preferred, or transfer ownership of such Outstanding Preferred on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity and (ii) present such Outstanding Preferred for transfer on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Preferred, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Preferred tendered hereby and to acquire the Exchange Preferred issuable upon the exchange of such tendered Outstanding Preferred, (ii) when the Outstanding Preferred is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (iii) the Outstanding Preferred tendered hereby is not subject to any adverse claims or proxies. The undersigned hereby agrees to, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Preferred tendered pursuant to the Exchange Offer.

      The undersigned acknowledges that the Company is making the Exchange Offer in reliance on a position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "SEC") as set forth in certain interpretive letters addressed to third parties in other transactions. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the three immediately following sentences, the Company believes that the Exchange Preferred issued pursuant to the Exchange Offer in exchange for Outstanding Preferred may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that (i) such Exchange Preferred is acquired in the ordinary course of such holder's business and (ii) such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Preferred. However, any holder of the Outstanding Preferred who is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or any broker-dealer who purchased Outstanding Preferred from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act (i) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the SEC set forth in the above mentioned interpretive letters, (ii) will not be permitted or entitled to tender such Outstanding Preferred in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Outstanding Preferred unless such sale or transfer is made pursuant to an exemption from such requirements. In addition, any holder who tenders Outstanding Preferred in the Exchange Offer with the intention or for the purpose of participating in a distribution of the Exchange Preferred cannot rely on such interpretations of the staff of the Division of Corporation Finance of the SEC referred to above and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. A broker-dealer who is not an "affiliate" of the Company may participate in the Exchange Offer with respect to Outstanding Preferred acquired for its own account as a result of market-making activities or other trading activities, provided that (i) in connection with any resales of Exchange Preferred received by the broker-dealer in exchange for such Outstanding Preferred, the broker-dealer delivers a prospectus meeting the requirements of the Securities Act, and (ii) the broker-dealer has not entered into any arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Preferred. In the event that applicable interpretations by the staff of the Division of Corporation Finance of the SEC change or otherwise do not permit resales of the Exchange Preferred without compliance with the registration and prospectus delivery requirements of the Securities Act, holders of Exchange Preferred who transfer Exchange Preferred in violation of the prospectus delivery provisions of the Securities Act or without an exemption from registration thereunder may incur liability thereunder.

      By tendering Outstanding Preferred and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) neither the undersigned nor any beneficial owner of the tendered Outstanding Preferred is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) any Exchange Preferred is being acquired in the ordinary course of business of the person receiving such Exchange Preferred, whether or not such person is the undersigned, (iii) neither the undersigned nor such beneficial owner has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Preferred and (iv) if such beneficial owner is not a broker-dealer, neither the undersigned nor such beneficial owner is engaged in or intends to engage in a distribution (within the meaning of the Securities
Act) of such Exchange Preferred. If the undersigned or such beneficial owner is a broker-dealer that is receiving Exchange Preferred for its own account in exchange for Outstanding Preferred pursuant to the Exchange Offer, the undersigned acknowledges that the Outstanding Preferred to be exchanged for the Exchange Preferred was acquired by such broker-dealer as a result of market-making activities or other trading activities, and agrees that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred; however, by so acknowledging and by delivering a prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      Based on the position taken by the staff of the Division of Corporation Finance of the SEC in the interpretive letters referred to above, the Company believes that broker-dealers who acquired Outstanding Preferred for their own accounts, as a result of market-making activities or other trading activities ("Participating Broker-Dealers"), may fulfill the prospectus delivery requirements with respect to the Exchange Preferred received upon exchange of such Outstanding Preferred (other than Outstanding Preferred that represent an unsold allotment from the original sale of the Outstanding Preferred) with a prospectus meeting the requirements of the Securities Act that may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such Exchange Preferred. Accordingly, the Company has agreed that, subject to the provisions of the Registration Rights Agreement (as defined in the Prospectus), a Participating Broker-Dealer may use the Prospectus in connection with resales of Exchange Preferred received in exchange for Outstanding Preferred where such Outstanding Preferred was acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of up to 180 days after consummation of the Exchange Offer. In that regard, each Participating Broker-Dealer, by tendering such Outstanding Preferred and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact that makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Preferred pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and the Company has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or until the Company has given notice that the sale of the Exchange Preferred may be resumed, as the case may be. Notwithstanding that the Company may suspend the sale of the Exchange Preferred under such circumstances, the Company has no obligation to extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Preferred.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange Outstanding Preferred validly tendered and not withdrawn as, if and when the Company gives oral or written notice thereof to the Exchange Agent of the Company's acceptance of such Outstanding Preferred for exchange pursuant to the Exchange Offer. If any tendered Outstanding Preferred is not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, certificates for any such unaccepted Outstanding Preferred will be returned to the undersigned or, in the case of Outstanding Preferred tendered pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -

Acceptance for Exchange and Issuance of Exchange Preferred," such Outstanding Preferred will be credited to an account maintained with the Depository for the Outstanding Preferred, without expense, as promptly as practicable after the Expiration Date.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

      The undersigned acknowledges that the Company's acceptance for exchange of Outstanding Preferred tendered pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Preferred tendered hereby.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," the undersigned hereby directs that the Exchange Preferred be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Preferred, that such Exchange Preferred be credited to the account indicated above maintained with the Depository. If applicable, Outstanding Preferred not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Preferred, will be credited to the account indicated above maintained with the Depository. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," certificates for Exchange Preferred will be delivered to the undersigned at the address shown below the undersigned's signature(s). The undersigned recognizes that in the case of a book-entry transfer of the Outstanding Preferred, the Company has no obligation to deliver certificated Exchange Preferred or certificated Outstanding Preferred not exchanged or not accepted for exchange, as the case may be, to the undersigned, except in certain limited circumstances described in the Prospectus under the caption "Description of the Exchange Preferred--Certificated Notes." If Outstanding Preferred is surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution.

===============================================================================

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if the Exchange Preferred is to be issued in the name of someone other than the undersigned.

Name:
      ------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         ---------------------------------------------------------------------


------------------------------------------------------------------------------
                            (Include Zip Code)

[ ] Credit Exchange Preferred by book-entry transfer to an account at the Book-Entry Transfer Facility other than the account indicated above

Book-Entry Transfer Facility Account Number:


------------------------------------------------------------------------------


------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if the Exchange Preferred is to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.


Name:
      ------------------------------------------------------------------------
                                 (Please Type or Print)

Address:
         ---------------------------------------------------------------------


------------------------------------------------------------------------------
                                   (Include Zip Code)


------------------------------------------------------------------------------
                (Tax Identification or Social Security Number)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
           OUTSTANDING PREFERRED ARE BEING PHYSICALLY TENDERED HEREBY
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X
------------------------------------------------------------------------------


X
------------------------------------------------------------------------------

        (Signature(s) of Registered Holders of Outstanding Preferred)


Dated _________________, 1998

(The above lines must be signed by the registered holder(s) of Outstanding Preferred as its/their name(s) appear(s) on the Outstanding Preferred or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed and executed bond power from the registered holder(s), a copy of which, together with the information required in accordance with the restrictions on transfer applicable to the Outstanding Preferred, must be transmitted with this Letter of Transmittal. If Outstanding Preferred to which this Letter of Transmittal relates is held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ----------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
         ---------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number:
                               -----------------------------------------------

Tax Identification or Social Security No.
                                         --------------------------------------


--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:


------------------------------------------------------------------------------
                            (Authorized Signature)


------------------------------------------------------------------------------
                                   (Title)


------------------------------------------------------------------------------
                                (Name of Firm)


------------------------------------------------------------------------------
                         (Address, Include Zip Code)


------------------------------------------------------------------------------
                       (Area Code and Telephone Number)


Dated:  ______________________________________, 1998





--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
                               THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal and Outstanding Preferred or Book-Entry Confirmations. In order for Outstanding Preferred to be validly tendered pursuant to the Exchange Offer, (a) the Exchange Agent must receive prior to the Expiration Date this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees and any other required documents, and either (i) the certificates for such Outstanding Preferred or (ii) a confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Outstanding Preferred into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred," if available, or (b) the Exchange Agent must receive prior to the Expiration Date a Book-Entry Confirmation of such Outstanding Preferred into the Exchange Agent's account at the Book-Entry Transfer Facility with an Agent's Message and any other required documents, or (c) the holder must comply with the guaranteed delivery procedures set forth in Instruction 2 below. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Outstanding Preferred which is the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Company may enforce such agreement against the participant.

      The method of delivery of certificates for Outstanding Preferred, this Letter of Transmittal and all other required documents is at the option and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Preferred should be sent to the Company.

      2. Guaranteed Delivery Procedures. If a holder desires to tender Outstanding Preferred pursuant to the Exchange Offer and (i) the certificates for such Outstanding Preferred are not immediately available, (ii) such holder cannot complete the procedures for book-entry transfer of the Outstanding Preferred on a timely basis or (iii) time will not permit this Letter of Transmittal or other required documents to reach the Exchange Agent before the Expiration Date, such Outstanding Preferred may nevertheless be tendered, provided that all of the following guaranteed delivery procedures set forth in the Prospectus are complied with. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus), (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, hand delivery or overnight courier) setting forth the name and address of the tendering holder, the name(s) in which such Outstanding Preferred are registered, and, if possible, the certificate numbers of the Outstanding Preferred to be tendered and (iii) the certificates representing all tendered Outstanding Preferred, in proper form for transfer, or a Book-Entry Confirmation with respect to such Outstanding Preferred, together with this Letter of Transmittal or an Agent's Message, and any other required documents, are received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

      Any holder of Outstanding Preferred who wishes to tender Outstanding Preferred pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Preferred according to the guaranteed delivery procedures set forth above.

      See "The Exchange Offer--Procedures for Tendering Outstanding Preferred--Guaranteed Delivery Procedures" section of the Prospectus.

      3. Tender by Holder. Only a holder of Outstanding Preferred may tender such Outstanding Preferred in the Exchange Offer. Any beneficial owner whose Outstanding Preferred is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender such Outstanding Preferred in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on its own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Preferred, either make appropriate arrangements to register ownership of the Outstanding Preferred in such owner's name or obtain a properly completed bond power from the registered holder.

      4. Partial Tenders. Tenders of Outstanding Preferred will be accepted only with an aggregate liquidation preference of $1,000 or integral multiples of $1,000. If less than all stockholder's Outstanding Preferred is tendered, the tendering holder should fill in the amount tendered in the fourth column of the box entitled "Description of Outstanding Preferred Tendered" above. The entire amount of Outstanding Preferred delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire amount of all Outstanding Preferred is not tendered, then Outstanding Preferred for the amount of Outstanding Preferred not tendered and Exchange Preferred issued in exchange for any Outstanding Preferred accepted will be sent to the holder at his or her registered address, or, in the case of a book-entry transfer of Outstanding Preferred, will be credited to the account of the undersigned maintained at the Depository, promptly after the Expiration Date.

      5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Preferred tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Preferred without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Preferred.

      If any tendered Outstanding Preferred is owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

      If a number of Outstanding Preferred registered in different names is tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Preferred.

      If this Letter of Transmittal (or facsimile hereof) or any Outstanding Preferred or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of Outstanding Preferred listed and tendered hereby, the Outstanding Preferred surrendered for exchange must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the holder(s) appear(s) on such Outstanding Preferred, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Transfer Agent with respect to the Outstanding Preferred may require in accordance with the restrictions on transfer applicable to the Outstanding Preferred. Signatures on such Outstanding Preferred or stock powers must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Preferred is tendered: (i) by a registered holder of such Outstanding Preferred who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal.

      6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Preferred is to be issued or sent (or credited), if different from the name and address of the person signing this Letter of Transmittal

(or the account of such person at the Book-Entry Transfer Facility). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

      If no instructions are given, the Exchange Preferred will be issued in the name of and sent to the acting holder of the Outstanding Preferred or deposited at such holder's account at the Book-Entry Transfer Facility.

      7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Preferred pursuant to the Exchange Offer. If, however, Exchange Preferred is to be delivered to, or is to be issued in the name of, any person other than the registered holder of the Outstanding Preferred tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Preferred pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

       EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING PREFERRED LISTED IN THIS LETTER OF TRANSMITTAL.

      8. Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered Outstanding Preferred is accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, any payment made to such holder pursuant to the Exchange Offer may be subject to a 31% backup withholding tax.

      To prevent backup withholding on any payment made to a holder or other payee pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

      The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 has been checked and the Certificate of Awaiting Taxpayer Identification Number has been completed, if the Exchange Agent is not provided a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% of all payments made after such 60 day period until a TIN is provided to the Exchange Agent.

      The holder is required to give the Exchange Agent the TIN of the record owner of the Outstanding Preferred. If the Outstanding Preferred are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) are not subject to these backup withholding and reporting requirements. Such holders may nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. A Form W-8 may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment paid to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained from the IRS provided the required information is furnished.

      The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

      9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Outstanding Preferred and the validity and form of any other required documents will be determined by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may in the view of counsel to the Company, be unlawful. No tender of Outstanding Preferred will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliate or assignee of the Company, the Exchange Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. The Company also reserves the absolute right, subject to applicable law, to waive any conditions of the Exchange Offer or any condition or irregularity in any tender of Outstanding Preferred of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Preferred must be cured within such time as the Company shall determine.

      10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Preferred on transmittal of this Letter of Transmittal will be accepted.

      11. Mutilated, Lost, Stolen or Destroyed Outstanding Preferred. Any holder whose Outstanding Preferred has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      13. Withdrawal. Except as otherwise provided herein or in the Prospectus, tenders of Outstanding Preferred pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date but not thereafter. To be effective, a written notice of withdrawal or (for participants in the Book-Entry Transfer Facility) electronic transmission of such notice through the Depository's Automated Tender Offer Program must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the person named in this Letter of Transmittal as having tendered Outstanding Preferred to be withdrawn, (ii) identify the Outstanding Preferred to be withdrawn (including the certificate number or numbers and the aggregate principal amount of such Outstanding Preferred), (iii) contain a statement that such person is withdrawing its election to have such Outstanding Preferred exchanged, (iv) be signed by the person in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Preferred was tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Preferred register the transfer of such Outstanding Preferred in the name of the person withdrawing the tender and (v) specify the name of the registered holder of such Outstanding Preferred, as set forth on the Outstanding Preferred, if different from that of the person who tendered such Outstanding Preferred. If Outstanding Preferred has been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred," the notice of withdrawal must specify the name and number of the account at the Book- Entry Transfer Facility to be credited with the withdrawn Outstanding Preferred and otherwise comply with the procedures of such facility. Withdrawals of tenders of Outstanding Preferred may not be rescinded. Outstanding Preferred properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Preferred."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE OUTSTANDING PREFERRED DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------------------------
                             PAYER'S NAME:  ChaseMellon Shareholder Services, LLC
----------------------------------------------------------------------------------------------------------------------------------

 PAYEE'S NAME:
----------------------------------------------------------------------------------------------------------------------------------
 BUSINESS NAME (IF DIFFERENT):
----------------------------------------------------------------------------------------------------------------------------------
 ADDRESS:
----------------------------------------------------------------------------------------------------------------------------------

 MARK APPROPRIATE BOX:             Individual/Sole                Corporation       PARTNERSHIP        OTHER
                                   Proprietor
----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX
                                   AT RIGHT AND CERTIFY BY SIGNING AND DATING  ------------------------------
                                   BELOW.                                         Social Security Number(s)
 FORM W-9
                                                                               OR
                                                                                 ----------------------------
                                                                                   Employer Identification
                                                                                          Number(s)
                                   ----------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY        PART 2--                                    PART 3--
 INTERNAL REVENUE SERVICE          CERTIFICATION - Under Penalties of          Awaiting TIN [ ]
                                   Perjury, I certify that:                    --------------------------------------------------

                                   (1)        The number shown on this form
                                              is my correct taxpayer
                                              identification number (or I am
                                              waiting for a number to be
                                              issued for me), and
                                   (2)        I am not subject to backup
                                              withholding because: (a) I am
                                              exempt from backup withholding,
                                              or (b) I have not been notified
                                              by the Internal Revenue Service
                                              (IRS) that I am subject to
                                              backup withholding as a result
                                              of a failure to report all
                                              interest or dividends, or (c)
                                              the IRS has notified me that I
                                              am no longer subject to backup
                                              withholding.
                                   -----------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you
 IDENTIFICATION NUMBER ("TIN")     have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

                                   SIGNATURE                                  DATE
                                            ---------------------------------      -------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 NOTE:   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE
         ---------------------------------------------------------------------
DATE
    --------------------------------------------------------------------------

------------------------------------------------------------------------------
            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------          ------------------------------------------------------
 For this type of      Give the SOCIAL SECURITY          For this type of account:        Give the EMPLOYER
 account:              number of --                                                       IDENTIFICATION number
-----------------------------------------------          -------------------------------------------------------
                                                                                          of --
 1.  An individual's   The individual                    6.  A valid trust, estate, or    Legal entity (Do not
     account                                                 pension trust                furnish the identifying
                                                                                          number of the personal
                                                                                          representative or
                                                                                          trustee unless the
                                                                                          legal entity itself is
                                                                                          not designated in the
                                                                                          account title.) (4)
 2.  Two or more       The actual owner of the           7.  Corporate account            The corporation
     individuals       account or, if combined
     (joint account)   funds, the first individual
                       on the account (1)
 3.  Custodian account The minor (2)                     8.  Association, club,           The organization
     of a minor                                              religious, charitable,
     (Uniform Gift to                                        educational, or other tax-
     Minors Act)                                             exempt organization
                                                             account

 4.  a. The usual      The grantor-trustee (1)           9.  Partnership                  The partnership
        revocable
        savings trust
        account
        (grantor is
        also trustee)
     b. So-called      The actual owner (1)              10. A broker or registered       The broker or nominee
        trust account                                        nominee
        that is not a
        legal or
        valid trust
        under State
        law
 5.  Sole              The owner (3)                     11. Account with the             The public entity
     proprietorship                                          Department of Agriculture
     account                                                 in the name of a public
                                                             entity (such as a State or
                                                             local government, school
                                                             district or prison) that
                                                             receives agricultural
                                                             program payments.

----------------------------------------------           -----------------------------------------------------

 (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.
 (2)   Circle the minor's name and furnish the minor's social security number.
 (3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
 (4) List first and circle the name of the legal trust, estate or pension trust.

 NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.
            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under section 501(a), or an individual retirement account.

o   The United States or any wholly-owned agency or instrumentality thereof.

o A State, The District of Columbia, a possession of the United States, or any political subdivision or wholly-owned agency or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

o An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

o   A corporation.

o   A financial institution.

o A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

o   A real estate investment trust.

o   A common trust fund operated by a bank under section 584(a).

o   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o   A foreign central bank of issue.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o   Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o   Payments of patronage dividends not paid in money.

o   Payments made by certain foreign organizations.

o   Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o   Payments described in section 6049(b)(5) to non-resident aliens.

o   Payments on tax-free covenant bonds under section 1451.

o   Payments made by certain foreign organizations.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6045, 6050A, 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer identification Number.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False information With Respect to Withholding.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                      -18-